UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2012

NATIONAL MENTOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-129179	31-1757086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Congress Street, 6th Floor Boston, Massachusetts 02210

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 790-4800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 2, 2012, the Board of Directors of National Mentor Holdings, Inc. (the “Company”) approved the amendment and restatement of the Company’s Code of Conduct which is applicable to the Company’s principal executive and financial officers and constitutes the Company’s code of ethics as defined in Item 406(b) of Regulation S-K. The new Code of Conduct, which is attached as Exhibit 14, does not materially change any of the obligations of the principal executive and financial officers. It will be implemented Company-wide beginning in April 2012 and will also be posted on the Company’s website.

Item	9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
14	The MENTOR Network Code of Conduct	Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL MENTOR HOLDINGS, INC.

Date: March 8, 2012	/s/ Denis M. Holler
Name: Denis M. Holler
Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

14	The MENTOR Network Code of Conduct

4